EXHIBIT 10.2

                               FIRST AMENDMENT TO

                          AGREEMENT AND PLAN OF MERGER

     THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is entered into as of this 26th day of May, 2000 by and among Coyote Network Systems, Inc., a Delaware corporation ("Coyote"), Primary Knowledge, Inc., a California corporation in the process of changing its name to HomeAccess MicroWeb, Inc. (the "Company"), DQE Enterprises, Inc., a Pennsylvania corporation ("Enterprises"), Barbara Conrad ("Conrad") and Jerry Conrad ("Employee").

                                   WITNESSETH:

         WHEREAS, Coyote, the Company, Enterprises, Conrad and Employee entered into that certain Agreement and Plan of Merger dated as of May 10, 2000 (the "Merger Agreement"); and

         WHEREAS,   the  parties  desire  to  amend  the  Merger   Agreement  as
hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Incorporation of Recitals; Definitions. The recitals set forth above are incorporated herein by reference and are made a part hereof to the same extent as if such recitals were set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

2.       Consideration.

     (a) Section 2.7(b) of the Merger Agreement is hereby amended by replacing the amount "$28,350,000" by "$31,893,750.00."

     (b) Section 2.7(c) of the Merger Agreement is hereby amended by replacing the number "1,230,380" by "1,384,178."

     (c) Section 2.8(c)(iii) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

     to Employee, Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) in accordance with the terms of the Personal Services Agreement.

     (d) Section 6.12(f) of the Merger Agreement is hereby amended by replacing the number "3,200,000" by the number "3,600,000".

     (e) The amount of the Loan pursuant to the Personal Services Agreement is hereby increased from $2,000,000 to $2,250,000.

3. Operations Pending Closing. The first paragraph of Section 6.1 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

                  6.1 Conduct of Business of the Company. Except as contemplated by this Agreement or with the prior written consent of Coyote, which consent shall not be unreasonably withheld, during the period from the date of this Agreement to the Closing, the Company shall conduct its operations only in the ordinary course of business and shall use its reasonable best efforts to preserve intact the business organization of the Company, to keep available the services of the present officers and key employees of the Company, and to preserve the good will of customers, suppliers and all other persons having business relationships with the Company. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement, prior to the Closing, the Company shall not, without the prior written consent of Coyote, which consent shall not be unreasonably withheld and take into account the desire of the Parties to operate their business independently if the transaction contemplated by this Agreement is not consummated:

4. Options/Warrants. Section 5.2 of the Merger Agreement is hereby amended by adding the following sentences after the last sentence of Section 5.2:

          "Coyote has delivered to the Company and Shareholders a list, which is true, correct and complete in all material respects, of each holder of any option, warrant or other right to acquire any shares of Coyote Common Stock (or any security convertible into or exchangeable for Coyote Common Stock), and sets forth with respect to each such holder the number of shares of Coyote Common Stock (or securities convertible into or exchangeable for Coyote Common Stock) underlying each option, warrant or other right held by that holder, the exercise or conversion price of each such option, warrant or other right and the date of grant or issuance of each such option, warrant or other right; except as set forth on such list, or as otherwise contemplated by this Agreement, no option, warrant or other right to acquire any shares of Coyote Common Stock (or any security convertible into or exchangeable for Coyote Common Stock) is issued and outstanding or has been authorized for issuance as of the date of this Agreement."

5. Enterprises Investment. Section 6.11 of the Merger Agreement is hereby amended by adding the following sentence after the last sentence of Section 6.11:

          "Such purchase of securities may be in the form of a single purchase or multiple purchases, and any such purchase or purchases made prior to the Closing Date shall be aggregated for purposes of calculating the Seven Million Dollar ($7,000,000) purchase price provided for in this Section; provided, however, that in no event shall the purchase(s)  of  securities  prior to the  Closing  exceed Two Million
          Dollars ($2,000,000) without the prior written consent of Coyote, which consent shall not be unreasonably withheld."

6.       Associate Transactions.

     (a) The Merger Agreement is hereby amended by adding the following to the Merger Agreement as Section 6.14:

                  "6.14 Transactions with Associates. Prior to the Closing, and, except as otherwise provided in this Section 6.14, Coyote shall not, without the prior written consent of the Shareholders, which consent may be withheld in each Shareholder's sole discretion, enter into or modify any Contract or engage in any transaction with any Associate of Coyote. Notwithstanding the foregoing, (i) Coyote may compensate KRJ, LLC pursuant to the last two sentences of Section 3(b) of the Consulting Agreement between Coyote and KRJ, LLC, dated January 26, 2000 and James R. McCullough pursuant to Section 3.3 of the Employment Agreement between Coyote and James R. McCullough, dated January 26, 2000, provided that the consideration paid to KRJ, LLC and James R. McCullough pursuant to such provisions shall not exceed that which is set forth in Schedule 6.14 and (ii) 500,000 Coyote options at $7.00 per share and 500,000 restricted shares of Common Stock for directors, officers or key employees (other than James R. McCullough or principals of KRJ, LLC) as directed by the Board of Directors of Coyote."

     (b) A new Schedule 6.14 is hereby added to the Merger Agreement as set forth in Schedule 6.14 attached to this Amendment.

7. Lock-up. The Merger Agreement is hereby amended by adding the following to the Merger Agreement as Section 6.15:

                   "6.15 Lock-Up Agreement. From and after the date hereof until the first anniversary of the Closing Date, none of (i) James R.
          McCullough, (ii) KRJ, LLC or (iii) First Venture Leasing shall directly or indirectly sell, dispose of, encumber, pledge, hypothecate or otherwise transfer any shares of the capital stock of Coyote (or any securities convertible into or exchangeable for shares of the capital stock of Coyote); except in connection with (A) the sale or merger of Coyote in a single transaction or a series of related transactions (excluding the transaction contemplated at the Closing) or (B) a tender offer pursuant to Regulation 13D-G, Regulation 14D or Regulation 14E of the Exchange Act."

8. Amendment to Section 7.1 of the Merger Agreement. Section 7.1 of the Merger Agreement is hereby amended by adding the following clause (i) to such
Section 7.1:

                  "(i)     Resignation of Chief Executive Officer.  James R.
McCullough shall have resigned as the Chief Executive Officer of Coyote."


9. Amendment to Section 10.12 of the Merger Agreement. Section 10.12 of the Merger Agreement is hereby amended by adding the following sentence after the last sentence of Section 10.12:

          "Notwithstanding the foregoing, no Party shall (and each Party shall cause its Affiliates and Associates to not) issue any press release or make any public statement that directly or indirectly refers to (i) any other Party or any of its respective Affiliates (by name or otherwise) without the prior written consent of such second Party, which consent may be withheld in the sole discretion of such second Party or (ii) the Company (by name or otherwise) without the prior written consent of the Shareholders, which consent may be withheld in the sole discretion of each Shareholder; provided, however, that a Party may, without the prior written consent required above, issue such press release or make such public statement as may upon the advice of counsel be required by law or the Nasdaq National Market if it has used reasonable efforts to consult with the other Party."

10. Amendment to Article I of the Merger Agreement. Article I of the Merger Agreement is hereby amended by adding the following new definition:

          "Agreement" shall mean this Agreement and Plan of Merger among Coyote Network Systems, Inc., Primary Knowledge, Inc., DQE Enterprises, Inc.,
     Barbara Conrad and Jerry Conrad, (including the Disclosure Schedules and all Exhibits) as it may be amended from time to time.

11.      Miscellaneous.

         (a) Except as expressly amended or modified by this Amendment, the terms and conditions of the Merger Agreement shall remain in full force and effect.

         (b) This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument.

         (c) This Amendment may be amended only by a writing signed by all of the parties hereto.

         (d) Coyote hereby  reaffirms the  representations  set forth in Section
5.7 of the Merger Agreement, as it relates to the Merger Agreement, as amended by this Amendment, and the transactions contemplated thereby and hereby.

                               [signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                  COYOTE NETWORK SYSTEMS, INC.

                                  By: /s/ James R. McCullough
                                      ---------------------------
                                      Name:  James R. McCullough
                                      Title: Chief Executive Officer


                                  PRIMARY KNOWLEDGE, INC.

                                  By: /s/ Jerry Conrad
                                      ---------------------------
                                      Jerry Conrad
                                      President


                                  DQE ENTERPRISES, INC.


                                  By: /s/ Thomas A. Hurkmans
                                      ---------------------------
                                      Thomas A. Hurkmans
                                      President


                                  EMPLOYEE

                                       /s/ Jerry Conrad
                                       --------------------------
                                       Jerry Conrad

                                  CONRAD

                                       /s/ Barbara Conrad
                                       --------------------------
                                       Barbara Conrad

                                  Schedule 6.14

         1. Leave the balance of Mr. McCullough's options on the same vesting schedule and strike price, and granting 750,000 additional options, with an exercise price of $7.00 per share and which shall vest as follows: (A) 250,000 options shall vest once Coyote's common stock trades at a closing sales price of $12.00 for 20 consecutive trading days, (B) 250,000 options shall vest once Coyote's common stock trades at a closing sales price of $16.00 for 20 consecutive trading days, and (C) 250,000 options shall vest once Coyote's common stock trades at a closing sales price of $20 for 20 consecutive trading days, or (D) immediately on resignation for cause or change-of-control at the shareholder level. His resignation at the time of Closing would not eliminate the options nor accelerate the vesting.

         2. Award 1,500,000 additional shares to KRJ on the same vesting schedule as Mr. McCullough (except resignation for cause); award 1,000,000 additional shares to KRJ that shall vest once Coyote's common stock trades at a closing sales price of $30.00 for 20 consecutive trading days; and grant 2,400,000 common stock purchase warrants with an exercise price of $7.00 per share, vesting in tranches of 800,000, again on the same schedule as Mr. McCullough; all shares would be unregistered and there would be no accelerated vesting of earlier grants.

                                     JOINDER

         James R. McCullough, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, hereby joins (i) the Agreement and Plan of Merger dated as of May 10, 2000 among Coyote Network Systems, Inc., HomeAccess MicroWeb, Inc., DQE Enterprises, Inc., Jerry Conrad and Barbara Conrad and (ii) the First Amendment to the Merger Agreement to which this Joinder is attached (collectively, the "Merger Agreement"). By signing below, the undersigned hereby agrees to (a) be bound by
Section 6.6 of the Merger  Agreement,  (b)  acknowledges and consents to Section
6.15 of the Merger Agreement and (c) execute and deliver the Voting Agreement at the Closing.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.


                                                -------------------------------
                                                James R. McCullough
                                                Date:  May    , 2000

                                     JOINDER

         KRJ, LLC, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, hereby joins (i) the Agreement and Plan of Merger dated as of May 10, 2000 among Coyote Network Systems, Inc., HomeAccess MicroWeb, Inc., DQE Enterprises, Inc., Jerry Conrad and Barbara Conrad and (ii) the First Amendment to the Merger Agreement to which this Joinder is attached (collectively, the "Merger Agreement"). By signing below, the undersigned hereby agrees to (a) be bound by the provisions of Section 6.6 and Section 6.15 of the Merger Agreement, as amended, and (b) execute and deliver the Voting Agreement at the Closing.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement, as amended.

                                                KRJ, LLC


                                                -------------------------------
                                                By:
                                                        -----------------------
                                                Name:
                                                        -----------------------
                                                Date:   May    , 2000

                                     JOINDER

         First Venture Leasing, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, hereby joins (i) the Agreement and Plan of Merger dated as of May 10, 2000 among Coyote Network Systems, Inc., HomeAccess MicroWeb, Inc., DQE Enterprises, Inc., Jerry Conrad and Barbara Conrad and (ii) the First Amendment to the Merger Agreement to which this Joinder is attached (collectively, the "Merger Agreement"). By signing below, the undersigned hereby agrees to (a) be bound by the provisions of Section 6.6 and Section 6.15 of the Merger Agreement, as amended, and (b) execute and deliver the Voting Agreement at the Closing.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement, as amended.


                                                First Venture Leasing


                                                -------------------------------
                                                By:
                                                        -----------------------
                                                Name:
                                                        -----------------------
                                                Date:   May    , 2000